SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 9, 2007

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                       DELAWARE                 0-19410
              (State or Other Jurisdiction (Commission File Number)
                      of Incorporation)

             70 WALNUT STREET, WELLESLEY HILLS, MASSACHUSETTS 02481
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (781) 239-7502

                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On August 9, 2007 Point Therapeutics, Inc. ("Point") issued a press release to report its financial results for the fiscal quarter and six months ending June 30, 2007. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being Furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Exhibits.

(c) Exhibits.

99.1 -- Press release issued by Point dated August 9, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POINT THERAPEUTICS, INC.


August 9, 2007                         By:    /s/ Donald R. Kiepert, Jr.
                                              -------------------------
                                       Name:  Donald R. Kiepert, Jr.
                                       Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit           Description
-------           -----------
99.1              Press release issued by Point Therapeutics, Inc. on
                  August 9, 2007 announcing Point's financial results for the fiscal quarter and six months ending June 30, 2007.